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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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     14a-6(e)(2))

[_]  Definitive Proxy Statement

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[_]  Soliciting Material Pursuant to Rule 14a-12

               PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                    PIONEER FLOATING RATE FUND, INC. (PHD)
                     PIONEER HIGH INCOME FUND, INC. (PHT)
                PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
           PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
         PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)
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               (Name of Registrant as Specified In Its Charter)

                                      N/A
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   (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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                                     [LOGO]

                                                                August 12, 2022

                  PIONEER DIVERSIFIED HIGH INCOME FUND, INC.
                       PIONEER FLOATING RATE FUND, INC.
                        PIONEER HIGH INCOME FUND, INC.
                   PIONEER MUNICIPAL HIGH INCOME FUND, INC.
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.
            PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

DEAR FELLOW SHAREHOLDER:

As a stockholder in one or more of the above Pioneer Closed-End Funds ("Funds"), you recently received a proxy communication via email or a proxy statement and proxy card(s) in the mail in connection with the Funds' Annual Meeting of Stockholders scheduled to be held on September 15, 2022.

Stockholders of each Fund are being asked to consider and elect Directors of the Fund, each to serve on the Fund's Board of Directors (the "Board") for a three-year term or until a successor is elected. Each nominee is currently serving on your Board and is seeking re-election. Each is highly qualified and experienced to oversee each Fund's management and operations. Please refer to the proxy statement for additional information regarding the nominees. If you don't have your physical copy of the proxy statement, you can find it online here: www.eproxyaccess.com/amundi2022

It is important that you exercise your right to vote. Please take a few minutes to sign, date and mail the enclosed card in the prepaid envelope or follow the instructions below to vote by telephone or internet

                         Vote by Phone by calling 1-866-761-2593 and speaking
         [GRAPHIC]       with a proxy voting specialist today. Our
                         representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

                         Vote by Internet by visiting the internet address on
         [GRAPHIC]       the enclosed card and following the instructions.



                         Vote by Mail by completing, signing, and dating the
         [GRAPHIC]       enclosed card and returning it in the enclosed prepaid
                         return envelope.


Our proxy solicitor, Di Costa Partners ("DCP"), may call you to answer any question you may have regarding the proxy and to assist you in voting. You can call DCP at 1-866-761-2593 during normal business hours, Monday - Friday, 10:00a.m. - 11:00p.m., Eastern if you have any questions regarding the proxy.

Thank you in advance for your vote,


/s/ LISA M. JONES
PRESIDENT AND CHIEF
EXECUTIVE OFFICER
PIONEER FUNDS
                                                                    AAM_R1_0922